UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 19, 2004

Butler Manufacturing Company
(Exact name of registrant as specified in its charter)

DELAWARE	001-12335	44-0188420
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

1540 Genessee Street
Post Office Box 419917
Kansas City, Missouri 64102
(Address of principal executive offices) (Zip Code)

(816) 968-3000
(Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure.

         Attached as Exhibit 99.1 and incorporated into this Item 5 by reference, is a press release which was issued on February 19, 2004 by Butler Manufacturing Company

Item 7.  Exhibits

99.1	Press Release dated February 19, 2004, furnished solely for the purposes of incorporation by reference into Item 5 herein.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER MANUFACTURING COMPANY

Date: February 20, 2004	By: /s/ John W. Huey
John W. Huey Vice President

INDEX TO EXHIBITS

99.1	Press Release dated February 19, 2004, furnished solely for the purposes of incorporation by reference into Item 5 herein.